Healthcare Realty and Healthcare Trust of America May 5, 2022 Strategic Business Combination Update

2 Strategic Combination Update • $1.1 billion HTA special cash dividend • Accretive growth capital for acquisition and re/development funding • Opportunistic, accretive share repurchase ($500 million recent authorization) USE OF PROCEEDS • $1.5 billion revolving credit facility with expected full availability • $1.5 billion of term loans, including $650 million of new capacity • Additional $1.1 billion term loan to replace the transaction bridge loan commitment • Syndicate of 25 banks, led by Wells Fargo, JP Morgan, and Citi NEW CREDIT FACILIT IES • Reached preliminary agreements with three institutional investors for net proceeds of $1.6 billion at a weighted average cap rate of 4.8% • Expected to close in separate tranches, with the initial transactions expected to close prior to the vote on the merger • Initiating phase 2 of an incremental $500 million to be completed over time JOINT VENTURE/ ASSET SALES • Filed a joint preliminary merger proxy with the SEC on May 2nd • Expect to combine surviving HR subsidiary with existing HTA operating partnership to maintain UPREIT structure - Aligns unsecured debt obligations in the operating partnership - Provides tax efficient strategies for future acquisitions OTHER ITEMS

3 Accretion Bridge (1) 2023 weighted average share count assumed to be approximately 159 million for HR Standalone and approximately 406 million for New HR, consistant with the proxy filed on May 2, 2022. (2) Based on $1.12 billion assumed proceeds for the special dividend. NOI loss on assets contributed or sold at approximately 4.8% cap rate and assumes 12.5% maintenance capital / NOI for purposes of calculating FAD. (3) Based on midpoint of 2023E total G&A savings of $38 million, adjusted for approximately $8 million non-cash compensation expense. $390M $230M $30M $45 - $50M JV ASSET SALES $600 - $605M + =- +HR 2023E FAD HTA 2023E FAD JV / ASSET SALES (2) CASH G&A SYNERGIES (3) NEW HR 2023E FAD +/- 2.0% ACCRETION ON 2023E FAD PER SHARE Using original transaction assumptions, Healthcare Realty anticipates achieving approximately 2.0% accretion on 2023 FAD per share. Excludes additional accretion potential from occupancy gains, rent growth, and accelerated external investment. $1.48 - $1.49 per share(1) $1.45 per share(1)

4 Transaction Sources and Uses CURRENT: PHASE 1 • Before or around closing • $1.6 billion of proceeds • $1.1 billion of HTA special dividend • $500 million of excess proceeds - Growth capital - Opportunistic share repurchase SOURCES ($ in Billions) Equity exchange $7.2 HTA senior unsecured notes 2.6 Joint venture / asset sale proceeds 1.6 New bank debt 0.7 TOTAL $12.1 USES ($ in Bil- lions) Equity exchange $7.2 HTA senior unsecured notes 2.6 Special cash dividend ($4.82 per share) 1.1 HR revolver balance and transaction costs 0.7 Future growth capital / share repurchase 0.5 TOTAL $12.1 NEXT: PHASE 2 • Post closing • $500 million of proceeds - Growth capital - Opportunistic share repurchase JV AND ASSET SALES

5 MOB PORTFOLIO CHARACTERISTICS NEW HR(1) ASSET SALES JOINT VENTURE Square Feet 41.7M 2.5M 1.0M % Off-Campus 32.7% 52.5% 33.4% % Single-Tenant 18.0% 48.1% 38.9% WALTR(2) 4.7 years 6.0 years 6.4 years 10-Mile Population Growth 5.0% 4.3% 4.7% Average Rent Growth(3) 2.7% 2.5% 2.8% Key Markets Rome (GA) New York Chicago Dallas Boston Los Angeles Miami Atlanta Portfolio Alignment + = The asset sales align the portfolios where Healthcare Realty can create the most value from its cluster strategy in target markets, while the joint venture positions New HR for future growth. (1) New HR reflects combined portfolios prior to asset sale and joint venture (2) WALTR = weighted average lease term remaining (3) Reflects average in-place contractual increases

6 Accelerated Growth 0% 1% 2% 3% 4% 5% 6% 7% 8% 2019 4.4% 2020 4.4% 2021 4.7% 4.5% HR H ISTOR ICAL AVERAGE A N N U A L F A D P E R S H A R E G R O W T H The strategic combination is expected to accelerate annual FAD per share growth by 100-200 basis points to 5-7%. OCCUPANCY GAINS +100bps • HR – 87.8% • HTA – 83.5% MULTI TENANT OCCUPANCY (1) RENT GROWTH +20bps • HR – 2.9% • HTA – 2.5% RENT GROWTH (2) RE/DEVELOPEMNT +30bps • HR – $33M • HTA – $63M RE/DEVELOPMENT SPEND (3) DIRECT SOURCING +30bps • HR – $756M • HTA – $385M ACQUISIT IONS (3) • +50bps of occupancy = +100bps of FAD/share growth INCREMENTAL UPSIDE • +10bps of rent growth = • +20bps of FAD/share growth • +$100M of dvlpt. = +30bps of FAD/share growth • +10bps of spread = +30bps of FAD/share growth (1) HR as of 3/31/2022, HTA as of 12/31/2021 (2) Rent growth is contractual rent escalators. (3) Reflects full year 2021 volume and spend.

Cluster Opportunity

By clustering properties around hospital campuses, Healthcare Realty solves health system needs and accelerates per share growth.

HEALTH SYSTEM NEEDS

- Expand care footprint
- Patient experience
- Physician recruitment / retention
- Service line growth

HR SOLUTION & VALUE

- Re/Development
- Relocation / expansion
- Price point and product diversity
- On-site management

SHAREHOLDER BENEFIT

Occupancy gains
\+ Rent growth
\+ Re/Development
\+ Direct sourcing
= Accelerated growth

New HR will have a long runway of investment opportunity to increase the number and size of hospital-centric clusters.

OF NEW HOSPITAL-CENTRIC CLUSTERS

Non-clustered, on / adj properties[1]		110
Current average cluster size	3.4	
Non-clustered properties	- 1.0	
Increase to average cluster size		x 2.4
Investment per additional building[2]		x $26M
Incremental investment		**$7B**

SIZE OF HOSPITAL-CENTRIC CLUSTERS

Future clusters	110
Existing clusters	+ 108
Total opportunity	218
Additional buildings / cluster	x 1
Investment per additional building[2]	x $26M
Incremental investment	**$6B**

(1) Includes 38 buildings for HR and 72 buildings for HTA
(2) Based on estimated value of $400 per square foot and an average building size of 65,000 square feet
Note: Hospital-centric cluster definded as 2 or more buildings located within 2 miles of one another, at least one of which is on/adj to a hospital campus.

7

8 Cluster Formation - Denver Centura St. Anthony Campus HR MOB & Future DevelopmentHealthcare Realty Property H St. Anthony Hospital HR MOB & Future DevelopmentHealthcare Realty Property Developed two on campus MOBs • 186,672 SF • $50.3M 2012 2015 Acquired one MOB adjacent to campus • 47,508 SF • $9.8M 2017 Developed 3rd on campus MOB • 99,957 SF • $35.0M 2018 Acquired three buildings on 15 acres of land for future development • 204,945 SF • $32.7M INVESTMENT PROGRESSION TODAY Current cluster size • 539,082 SF • $127.8M Embedded development potential • 580,000 SF • $298.5M FUTURE

9 Cluster Formation - Seattle H HR MOB & Future DevelopmentHealthcare Realty Property Acquired two on campus MOBs, including one for redevelopment • 134,099 SF • $77.9M 2016 2017 Acquired one adjacent MOB on 4 acres of land • 32,828 SF • $9.7M 2020 Developed one MOB on campus • 151,031 SF • $52.5M 2022 Acquired one MOB adjacent to campus • 13,298 SF • $8.4M INVESTMENT PROGRESSION TODAY Current cluster size • 331,256 SF • $148.4M Embedded development potential • 125,000 SF • $87.5M FUTURE

10 N H H H H H H H H H H Edmonds Northgate Seattle Bellevue Kirkland Issaquah RentonBurien Tacoma 4 properties $50.2M investment 171k square feet 4 properties $124.6M investment 256k square feet 2 properties $65.2M investment 135k square feet 1 property $23.6M investment 36k square feet 3 properties $117.9M investment 231k square feet 1 property $25.2M investment 44k square feet 3 properties $44.2M investment 116k square feet (1) Excluding one recently developed property 5 properties $144.2M investment 331k square feet 5 properties $77.0M investment 239k square feet 2019-2021 Average 3.7% cash leasing spreads 2.9% contractual bumps 3.3% TTM same store NOI 94.3% occupancy(1) PERFORMANCE STATS Market Clustering Strategy - Seattle 62% on campus* 25% adjacent 5% anchored 8% off Completed developments* BUILDING STATS INVESTMENT PROGRESSION 2008 2012 2016 2020 2022 # of Buildings 2 6 15 27 28 Square Feet 141.0K 379.3K 957.7K 1,545.5K 1,558.8K Acquisition $39.0M $52.6M $326.8M $518.5M $526.9M Development $0 $97.3M $97.3M $149.8M $149.8M # of Clusters 1 6 7 7 Average # of Buildings per Cluster 2.0 2.5 3.6 3.7 Healthcare Realty's Seattle portfolio of hospital-centric clusters represents the company's model for growth.

This communication contains certain “forward-looking” statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act. Healthcare Realty Trust Incorporated (“HR”) and Healthcare Trust of America, Inc. (“HTA”) intend such forward-looking state- ments to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and include this statement for purposes of complying with the safe harbor provisions. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “will,” “should,” “may,” “projects,” “could,” “estimates” or variations of such words and other similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature, but not all forward-looking statements include such identifying words. Forward-looking statements regarding HR and HTA, include, but are not limited to, statements related to the proposed transaction, including the anticipated timing, benefits, financial, and operational impact thereof; HTA’s expected financing for the proposed transaction; other statements of management’s belief, intentions, or goals; and other statements that are not historical facts. These forward-looking statements are based on each of the companies’ current plans, objectives, estimates, expectations and intentions and inherently involve signifi- cant risks and uncertainties. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation, risks and uncertainties associated with: HR’s and HTA’s ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary shareholder approvals and satisfaction of other closing conditions to consummate the proposed transaction; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction; risks related to diverting the attention of HTA and HR management from ongoing business operations; failure to realize the expected benefits of the acquisition; significant transaction costs and/or unknown or inestimable liabilities; the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; the risk that HR’s and HTA’s respective businesses will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected; the ability to obtain the expected financing to consummate the acquisition; risks related to future opportunities and plans for the combined company, including the uncertainty of expected future financial performance and results of the combined company following completion of the acquisition; effects relating to the announcement of the acquisition or any further announcements or the consum- mation of the proposed transaction on the market price of HR’s or HTA’s common stock; the possibility that, if the combined company does not achieve the perceived benefits of the proposed transaction as rapidly or to the extent anticipated by financial analysts or investors, the market price of the combined company’s common stock could decline; general adverse economic and local real estate conditions; the inability of significant tenants to continue paying their rent obligations due to bankruptcy, insolvency or a general downturn in their business; increases in interest rates; increases in operating expenses and real estate taxes; changes in the dividend policy for the combined company’s common stock or its ability to pay dividends; impairment charges; pandemics or other health crises, such as COVID-19; and other risks and uncertainties affecting HR and HTA, including those described from time to time under the caption “Risk Factors” and elsewhere in HR’s and HTA’s Securi- ties and Exchange Commission (“SEC”) filings and reports, including HR’s Annual Report on Form 10-K for the year ended December 31, 2021, HTA’s Annual Report on Form 10-K and Form 10-K/A for the year ended December 31, 2021, and future filings and reports by either company. Moreover, other risks and uncertainties of which HR or HTA are not currently aware may also affect each of the companies’ forward-looking statements and may cause actual results and the timing of events to differ materially from those anticipated. The forward-looking statements made in this communication are made only as of the date hereof or as of the dates indicated in the forward-looking statements, even if they are subsequently made available by HR or HTA on their respective websites or otherwise. Neither HR nor HTA undertakes any obligation to update or supplement any forward-looking statements to reflect actual results, new information, future events, changes in its expectations or other circumstances that exist after the date as of which the forward-looking statements were made. Important Additional Information and Where to Find It This communication relates to the proposed transaction pursuant to the terms of the merger agreement. In connection with the proposed transaction, HTA filed with the SEC on May 2, 2022 a registration statement on Form S-4 that included a joint perliminary proxy statement of HR and HTA and that will also constitute a prospec- tus of HTA. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE RELATED JOINT PROXY STATE- MENT/PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSEDOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH

Information as of December 31, 2021 unless otherwise disclosed THE SEC IN CONNECTION WITH THE PROPOSEDTRANSACTION, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HR, HTA AND THE PROPOSED TRANSACTION. Investors and security holders may obtain copies of these documents free of charge through the website maintained by the SEC at www.sec.gov or from HR at its website, www.healthcarerealty.com, or from HTA at its website, www. htareit.com. Documents filed with the SEC by HR will be available free of charge by accessing HR’s website at www.healthcarerealty. com under the heading Investor Relations or, alternatively, by directing a request to HR at communications@healthcarerealty.com or 3310 West End Avenue, Suite 700, Nashville, Tennessee 37203, telephone: (615) 269-8175, and documents filed with the SEC by HTA will be available free of charge by accessing HTA’s’ website at www. htareit.com under the heading Investor Relations or, alternatively, by directing a request to HTA at info@htareit.com or 16435 North Scottsdale Road, Suite 320, Scottsdale, Arizona 85254, telephone (480) 998-3478. Participants in the Solicitation HR and HTA and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the common shareholders of HR and HTA in respect of the proposed transaction under the rules of the SEC. Information about HR’s directors and executive officers is available in HR’s Annual Report on Form 10-K for the year ended December 31, 2021, as filed with the SEC on February 22, 2022 and definitive proxy statement dated March 25, 2022 for its 2022 Annual Meeting of Shareholders. Information about HTA’s directors and executive officers is available in HTA’s Form 10-K/A filed with the SEC on April 12, 2022. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the joint proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from HR or HTA using the sources indicated above. No Offer or Solicitation This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.